Exhibit 10.28
PLEDGE AND SECURITY AGREEMENT
          THIS PLEDGE AND SECURITY AGREEMENT, dated as of October 7, 2010 (this “Agreement”), is made by and among MARINEMAX, INC., a Delaware corporation, MARINEMAX EAST, INC., a Delaware corporation, MARINEMAX SERVICES, INC., a Delaware corporation, MARINEMAX NORTHEAST, LLC, a Delaware limited liability company, BOATING GEAR CENTER, LLC, a Delaware limited liability company, US LIQUIDATORS, LLC, a Delaware limited liability company, and NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”), and CGI FINANCE, INC., a Delaware corporation having its principal business address at 1407 Fleet Street, Baltimore, Maryland 21231 (together with its successors and assigns, “Lender”).
          A. Borrowers and Lender are parties to a Floor Plan Loan Agreement dated as of even date herewith (the “Loan Agreement”), providing for the availability of a floor plan revolving credit facility up to the maximum amount of $30,000,000.00 (the “Floor Plan Credit”) to Borrowers upon the terms and conditions set forth therein.
          B. As a condition to Lender extending the Floor Plan Credit to Borrowers, each Borrower shall have agreed, by executing and delivering this Agreement, to secure the payment and performance in full of each Borrower’s obligations under the Loan Agreement. Lender is relying on this Agreement in its decision to extend credit to Borrowers under the Loan Agreement, and would not enter into the Loan Agreement without the execution and delivery of this Agreement by each Borrower.
          C. Borrowers will obtain benefits as a result of the Lender extending the Floor Plan Credit to each Borrower, which benefits are hereby acknowledged, and, accordingly, Borrowers desire to execute and deliver this Agreement.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender, for themselves, their successors and assigns, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:
“Builder’s Certification” means and includes the certificate of facts of build of a vessel described in 46 C.F.R. § 67.99, or successor section of similar import.
“Business Day” shall have the meaning given in Article 1 of the Loan Agreement.
“Certificate of Deletion” means and includes a written confirmation of the surrender of the certificate of documentation of a Documented Vessel approved for purposes of the public registry of the nation of documentation.

“Certificate of Origin” means and includes a record created by a manufacturer or importer as the manufacturer’s or importer’s proof of identify of a Vessel, and shall include a manufacturer’s certificate of origin, a manufacturer’s statement of origin, or an importer’s certificate of origin or an importer’s statement of origin, but excludes a separate Builder’s Certification.
“Collateral” shall mean and include (i) all Inventory acquired with the proceeds of Floor Plan Credit of Borrowers now or hereafter held or received by, in transit to, or in the possession or control of Borrowers or Lender, or any third party, (ii) all Pledged Collateral with respect to such Inventory of Borrowers, and (iii) any substitutions or replacements thereof and any products and proceeds thereof (including without limitation, insurance proceeds).
“Collateral Accounts” shall have the meaning assigned to that term in Section 5.4 (Collateral Accounts) of this Agreement.
“Collateral Compliance Check” shall have the meaning assigned to that term in Section 4.4(b) of this Agreement.
“Default” shall mean any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Documents of Title” means and includes each and every Builder’s Certification, Certificate of Deletion, Certificate of Origin, certificate of number, certificate of title, notice of security interest, certificate of registry, bill of sale, power of attorney to convey rights, and any other document, instrument, or writing evidencing the rights of Borrowers or any Affiliate of theirs in or to any Vessel acquired or to be acquired by an Advance or other proceeds of the Floor Plan Credit.
“Documented Vessel” means and includes each and every Vessel registered under the laws of a nation in a public register at the port of registry of the Vessel or in a central office and shall include, but not be limited to, a Vessel documented as a vessel of the United States pursuant to 46 U.S.C. chapter 121, as amended.
“Event of Default” shall have the meaning assigned to that term in Section 5.1 (Events of Default) of this Agreement.
“GE” shall mean General Electric Commercial Distribution Finance Corporation.
“Intercreditor Agreement” shall mean that certain Intercreditor Agreement, of even date herewith, between GE and Lender.
“Inventory” shall have the meaning given in Article 1 of the Loan Agreement.
“Laws” means the collective reference to each and all laws, ordinances, statutes, rules, regulations, orders, injunctions, rule of common law, judicial interpretation, writs, or decrees of any nation or government, and state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency, or instrumentality thereof, including but not limited to environmental laws, anti-terrorism laws, and prohibitions on the use and carriage of illegal controlled substances, together with general maritime law as recognized among maritime nations.
“Lien” means any mortgage, pledge, chose, hypothecation, assignment, encumbrance, lien (statutory or other), maritime lien, security interest, or other agreement or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), and any financing lease having substantially the same economic effect.
“Loss” shall have the meaning assigned to that term in Section 4.6 (Insurance, Proceeds of Loss) of this Agreement.
“Permitted Liens” shall have the meaning given in Section 6.02 (Liens) of the Loan Agreement.
“Pledged Collateral” means and includes each and every Document of Title for each and every Vessel or other item of Inventory acquired or to be acquired all or in part by an Advance or other proceeds of the Floor Plan Credit, and any substitutions or replacements thereof and any products and proceeds thereof (including without limitation, insurance proceeds).
“Powers of Attorney” shall have the meaning assigned to that term in Section 2.4(e) (Powers of Attorney) of this Agreement.
“Preferred Mortgage” means and includes (i) a mortgage that is a preferred mortgage on a vessel of the United States under 46 U.S.C. § 31322 and (ii) a mortgage, hypothecation, or similar charge that is established as a security on a foreign vessel if the mortgage, hypothecation, or similar charge was executed under the laws of the foreign country under whose laws the ownership of the vessel is documented and has been registered under those laws in a public register at the port of registry of the vessel or at a central office.
“Secured Obligations” shall have the meaning assigned to that term in Section 2.2 (Security for Secured Obligations) of this Agreement.
1.2 Uniform Commercial Code Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code of the State of Maryland, Md. Code, Ann., Comm. Law Art. Title 9, in effect from time to time, unless by application of that law the Uniform Commercial Code in effect from time to time in the jurisdiction where any of the Borrowers as to an item of Collateral, as applicable, is located (and if a different jurisdiction, where the Collateral is located) (collectively, the “UCC”) shall have the meanings therein stated.
1.3 Capitalized Terms. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.
ARTICLE II
CREATION OF SECURITY INTEREST
2.1 Pledge and Grant of Security Interest. Borrowers hereby pledge, assign and deliver to Lender and grant to Lender a Lien upon and security interest in all of its right, title and interest in and to the Collateral.

2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment to Lender, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of Borrowers, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Loan Agreement and/or this Agreement, including, without limitation, all principal of and interest on the Floor Plan Credit, all fees, expenses, indemnities and other amounts payable by Borrowers under the Loan Agreement (including interest accruing after the filing of a petition or commencement of a case by or with respect to Borrowers seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, or similar of another jurisdiction, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding); and (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code, or similar laws of another jurisdiction, would become due, and (b) all fees, costs and expenses payable by such Borrower under Section 6.1 (Indemnity and Expenses) and all other Obligations of such Borrower (the liabilities and obligations of Borrowers described in this Section 2.2, collectively, the “Secured Obligations”).
2.3 Security Interests Absolute. All rights of Lender and security interests hereunder, and all obligations of Borrowers hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
          (i) any extension, renewal, settlement, compromise or waiver in respect of any Secured Obligation, or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;
          (ii) any increase in the amount of any Secured Obligation, or any modification or amendment or supplement to the Loan Agreement, or any other document evidencing or securing any Secured Obligation;
          (iii) any non-perfection or invalidity of any direct or indirect security for any Secured Obligation;
          (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;
          (v) the existence of any claim, set-off or other right which Borrowers may have at any time against Lender or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
          (vi) any invalidity or unenforceability relating to or against Borrowers, for any reason, of any Secured Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by Borrowers of the Secured Obligations;

          (vii) any failure by Lender (a) to file or enforce a claim against any Borrower (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by any Borrower of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (c) to commence any action against any Borrower, (d) to disclose to any Borrower any facts which Lender may now or hereafter know with regard to any Borrower or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or
          (viii) any other act or omission to act or delay of any kind by any Borrower or Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Borrower’s obligations hereunder.
2.4 Perfection of Security Interests.
          (a) Information, Registration of Charges; UCC Financing Statements. No later than the date of any Advance pursuant to the Loan Agreement, or as soon thereafter as Borrowers and Lender shall agree, each Borrower shall deliver to Lender, or its designee, such details concerning each item of Borrower’s Inventory that is a Vessel comprising Collateral being acquired with the proceeds of such Advance, as Lender may, in its sole discretion require, including for each such Vessel, its description, HIN, specifications, equipment lists, commissioning statements, invoice value, and such other information as Lender may desire. (i) Borrowers acknowledge that the UCC applies to the security interests and Liens granted by each Borrower to Lender in the Collateral and each Borrower shall, whenever necessary, duly register such security interests and Liens as charges within such time and at such Borrower’s sole cost, as appropriate to comply with the UCC with respect to perfection of the security interests and Lien in such Collateral granted herein, even if further proceedings also may be necessary to make the charge valid or perfected and first priority according to the law of the country in which the Collateral is located; (ii) with respect to any Collateral located in other countries, to the extent that Lender may reasonably require, Borrowers shall cooperate with Lender to enable Lender to timely obtain registration of Lender’s security interest and Lien as necessary to make the same valid and perfected and first priority according to the laws of any country in which Collateral Vessels may be located; and (iii) Lender is authorized to complete and file one or more UCC financing statements or other forms and any documents, certificates, or other papers necessary and appropriate to perfect its security interest and Lien in such Collateral as Lender may, in its sole discretion, deem appropriate.
          (b) Pledged Collateral. No later than the date of any Advance pursuant to the Loan Agreement, or as soon thereafter as Borrowers and Lender shall agree, each Borrower shall deliver to Lender, or its designee, all such Pledged Collateral not previously delivered to Lender, including all Documents of Title as to each Vessel comprising Collateral that is an item of such Borrower’s Inventory being acquired with the proceeds of such Advance, together with all such other invoices, customs receipts, certificates, and other papers as to each such Vessel as Lender may, in its sole discretion, deem appropriate, to be held by Lender as a pledge and security for the payment and performance of the Secured Obligations hereunder.
          (c) Certificates of Title. No later than the date any Vessel that is an item of Collateral becomes covered by a certificate of title effective under Section 9-303 of the UCC or other laws of any state or other jurisdiction as evidence of ownership or a security interest or other Lien rights in a vessel is acquired by any Borrower, (i) such Borrower shall execute and deliver to Lender for filing in the appropriate office such application with respect to such certificate of title as identifies Lender as holder of a first priority perfected security interest or Lien upon the Vessel under applicable Laws, including rights of foreclosure upon default, and (ii) if Lender shall, in Lender’s sole discretion, require, such Borrower shall execute and deliver a form of limited power of attorney sufficient in Lender’s discretion to permit Lender to prepare, execute, deliver, and file on behalf of such Borrower, and in such Borrower’s name, in the appropriate office an application for such a certificate of title as to any Vessel held as an item of Collateral, so identifying such Borrower as owner and Lender as holder of a first priority perfected security interest or Lien upon the Vessel under applicable Laws.
          (d) Preferred Mortgage. No later than the date any Vessel that is Collateral is documented as a Documented Vessel is acquired by any Borrower, unless Borrower shall at that time obtain and deliver to Lender a Certificate of Deletion for such vessel, (i) such Borrower shall execute and deliver to Lender for filing in the appropriate office a Preferred Mortgage in favor of Lender covering that Vessel, which shall be executed under the laws of the nation under whose laws the ownership of the Vessel is or will be documented so as to confer upon Lender all attendant rights conferred by applicable laws as a first priority preferred mortgage Lien upon the Vessel under applicable Laws, including rights of foreclosure upon default, and (ii) if Lender shall, in Lender’s sole discretion, require, such Borrower shall execute and deliver a form of limited power of attorney sufficient in Lender’s discretion to permit Lender to prepare, execute, deliver, and file on behalf of such Borrower, and in such Borrower’s name, in the appropriate office, such application for documentation of the Vessel and a Preferred Mortgage in favor of Lender covering the Vessel held as an item of Collateral, identifying such Borrower as owner and Lender as holder of a first priority preferred mortgage Lien upon the Vessel under applicable Laws.
          (e) Powers of Attorney. As further security each Borrower hereby grants Lender a limited power of attorney, which shall be deemed coupled with an interest and irrevocable, to prepare, execute, deliver and file on behalf of such Borrower, and in such Borrower’s name, in the appropriate office an application for documentation of any Vessel comprising Collateral held as an item of such Borrower’s Inventory and a form of Preferred Mortgage in favor of Lender covering that Vessel, to be executed, delivered, and filed under the laws of the nation under whose laws the ownership of the Vessel is or will be documented so as to confer upon Lender all attendant rights conferred by applicable Laws as a first priority Lien upon the Vessel under applicable Laws, including rights of foreclosure upon default. To confirm the foregoing and as further security in favor of Lender, each Borrower shall upon Lender’s demand from time to time execute and deliver to Lender a limited power of attorney substantially in the form attached hereto as Exhibit A. The limited powers of attorney referred to in this Section 2.4 (Perfection of Security Interests), each with such terms and conditions and in such form and with such formalities as Lender may from time to time reasonably require, may be referred to collectively as the “Powers of Attorney.”

2.5 Additional Security. This Agreement and the security interests and Liens granted hereunder or provided for herein are in addition to and not in any way prejudiced by or prejudicial to any other security or guarantee now or subsequently held by Lender.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Borrower hereby represents and warrants, as of (i) the Closing Date and as of (ii) the date of each and every Advance made under the Loan Agreement, to Lender as an inducement to extent financing for the acquisition of each Borrower’s Inventory, as follows:
3.1 Certain Representations and Warranties in Loan Agreement. The representations and warranties made by each Borrower in the Loan Agreement are true and correct as applied to all Borrowers for purposes of this Agreement.
3.2 Ownership of Collateral. Each Borrower owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to Lender pursuant to this Agreement and the other Credit Documents and any Permitted Liens. No security agreement, financing statement, registered charge, mortgage, or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and each Borrower has not filed or consented to the filing of any such statement or notice, except (i) UCC financing statements naming Lender as secured party, and (ii) as may be otherwise permitted by this Agreement and the other Credit Documents.
3.3 Borrowers’ Information. Schedule I lists, as to each Borrower, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number (if applicable), and (if applicable) its organizational identification number, and (iii) the address of its chief executive office.
3.4 Authorization; Consent. The execution, delivery and performance by each Borrower of this Agreement require no action by or in respect of, or filing with, any governmental authority and does not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon or affecting each Borrower.
3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on each Borrower’s ability to grant to Lender a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended, which each Borrower warrants shall have no Material Adverse Effect on Lender’s rights hereunder) on the exercise by Lender of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Borrower’s ability so to grant such Lien and security interest.
3.6 Security Interests; Filings. As to each Vessel that is held as Collateral for the Secured Obligations, this Agreement together with:
          (i) as to each Collateral Vessel owned by each Borrower and not documented nor subject to a certificate of title, the filing, with respect to each Borrower, of duly completed and executed UCC financing statements naming each Borrower as debtor, Lender as secured party, and describing the Collateral, in each of the jurisdictions set forth with respect to each Borrower on Schedule II hereto;
          (ii) as to each Collateral Vessel that is covered by a duly issued and effective certificate of title within the meaning of Section 9-102 of the UCC, the notation of Lender’s security interest therein on the applicable certificate of title, and
          (iii) as to each Collateral Vessel that is a Documented Vessel, a Preferred Mortgage duly recorded and registered as a first priority Preferred Mortgage Lien in favor of Lender on the Documented Vessel, with all attendant rights conferred by the laws of the nation under whose laws the ownership of the Vessel is documented and has been registered, at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of Lender (other than original Documents of Title not delivered to Lender’s possession) to the extent a security interest and Lien therein can be perfected by such registration, filing or possession under applicable laws, superior and prior to the rights of all other Persons therein (except for Permitted Liens).
ARTICLE IV
COVENANTS
Borrowers agree that so long as any Secured Obligation remains unpaid:
4.1 Use and Disposition of Collateral. So long as no Default shall be continuing past any applicable cure period and no Event of Default shall exist, Borrowers may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of their businesses, and receive and use the income, revenue and profits arising therefrom and the proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that Borrowers will not sell, exchange, or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to, or otherwise encumber any of the Collateral or any interest therein, except for: (i) sales of Inventory in the ordinary course of any Borrower’s business; (ii) the security interest and Lien created in favor of Lender hereunder; and (iii) the Permitted Liens.
4.2 Change of Name, Locations, etc. No Borrower will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Schedule I, or (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Schedule I (whether by merger or otherwise), unless in each case such a Borrower has (A) given twenty (20) days’ prior written notice to Lender of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as Lender may reasonably request, and (B) delivered to Lender ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by Lender, all in form and substance satisfactory to Lender, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by Lender, in order to perfect and maintain the Lien upon and security interest in the Collateral.
4.3 Transfers, Course of Business. Each Borrower shall at all times operate its business with respect to the Collateral in accordance with applicable Laws in all jurisdictions in which the Collateral is located and in which each Borrower conducts its business with respect to the Collateral where not to do so would have a Material Adverse Effect and shall not at any time use (other than demonstration use), charter, rent, sell, transfer, consign, license, encumber or otherwise dispose of Collateral, except for sales of Inventory in the ordinary course of any Borrower’s business.
4.4 Records; Inspection, Collateral Compliance Check.
          (a) Each Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, and will furnish to Lender from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as Lender may reasonably request. Within the first ten (10) days of each month, each Borrower shall furnish Lender an itemization of Borrower’s complete Inventory of Vessels comprising Collateral, identified in detail including each such Vessel’s HIN, and specifying the location of each such Vessel.
          (b) Each Borrower shall, once every three (3) months and at such other times as may be reasonably requested and upon reasonable notice, make the Collateral available to Lender for inspection (each such inspection a “Collateral Compliance Check”). In the course of such inspection each Borrower shall provide Lender with original copies of all Documents of Title for any Vessel comprising Collateral as Lender may reasonably request and each Borrower shall provide Lender access to each Vessel comprising Collateral in each Borrower’s Inventory so that Lender may identify the HIN for each such Vessel. Each Borrower shall provide Lender with photographs of Vessels comprising Collateral held in Inventory as reasonably required. Lender’s reasonable fees charged and expenses incurred for each and every Collateral Compliance Check shall be part of the Secured Obligations and payable to Lender by Borrowers within ten (10) Business Days of demand.
          (c) Each Borrower shall, from time to time at such times as may be reasonably requested and upon reasonable notice, permit Lender to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions reasonably necessary for the protection of the interests of Lender in the Collateral.
4.5 Maintenance of Collateral. Each Borrower will, in accordance with sound business practices, maintain all Collateral held by it or on its behalf in good saleable and seaworthy condition.
4.6 Insurance, Proceeds of Loss. Each Borrower shall at all times bear all risk of loss, damage to or destruction of Collateral. Each Borrower shall keep all tangible Collateral insured for its full replacement value against all insurable risks as are usually insured against by companies owning similar assets and operating similar businesses to the Borrower under policies copies of which shall be delivered to Lender and issued by insurers satisfactory to Lender. All Vessels comprising Collateral held by each Borrower shall be fully insured under policies of all risk marine insurance, both hull and machinery and protection and indemnity, or equivalent property, casualty and liability insurance satisfactory to Lender in its sole discretion. Lender shall be named as additional insured (without obligation for premium) and loss payee as its interests may appear. At Lender’s request a mortgagee endorsement to such insurance in favor of Lender shall be obtained. Policies shall be subject to cancellation or change only upon thirty (30) days (ten (10) days for non-payment of premium) written notice to Lender. In the event of a total loss or a constructive total loss of any Vessel held as Collateral (a “Loss”), Borrowers shall notify Lender without delay and Borrowers shall cause the insurer to promptly remit to Lender in the form received, with all necessary endorsements, all proceeds of such insurance or Borrowers shall promptly remit to Lender all such proceeds which any Borrower may receive. Lender, at its election, shall either apply any proceeds of insurance it may receive toward payment of outstanding Obligations or pay such proceeds to any Borrower. If any Borrower fails to obtain such insurance as required herein, Lender may, but shall not be obligated to, procure such insurance and the cost thereof shall be a part of the Obligations and payable to Lender by Borrowers within ten (10) Business Days of demand. Notwithstanding any thing in this Agreement to the contrary, the relative rights of Lender and GE with regard to proceeds of insurance shall be determined pursuant to the terms of the Intercreditor Agreement.
4.7 Collateral in Possession of Third Party. Except for third party carriers, engaged by Borrowers in the ordinary course of business for transport of Collateral, without limiting the generality of any other provision of this Agreement, each Borrower agrees that it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless (i) such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable law in order to perfect Lender’s security interest in such Collateral, such bailee or other Person shall have acknowledged to Lender in writing that it is holding such Collateral for the benefit of Lender and subject to such security interest and to the instructions of Lender) and each Borrower shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at each Borrower’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect Lender’s security interest) and agreement to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to Lender or (ii) such bailee is a dealer and the Collateral involved is Inventory held for sale at retail in the ordinary course of bailee’s business.
4.8 Protection of Security Interest; Further Assurances. Each Borrower will, at its expense and in such manner and form as Lender may require, execute, deliver, file and record any financing statement, application for certificate of title, application for documentation, preferred ship mortgage, specific assignment or other paper and take any other action that may be necessary or desirable, or that Lender may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable Lender to exercise and enforce its rights hereunder with respect to any of the Collateral.
4.9 Irrevocable Power of Attorney; Signatory Authorization. Each Borrower hereby irrevocably appoints Lender (and its officers, agents and/or employees) as its attorney-in-fact and coupled with an interest for the purpose of carrying out and performing all of such Borrower’s obligations under the Credit Documents at any time any Borrower shall fail to promptly do so upon Lender’s demand, including to perfect the security interest or Lien in Collateral granted in favor of Lender and register the charge on the Collateral granted in favor of Lender, and to protect the Collateral, obtain insurance, pay taxes, assessments, Liens, fees, charges or encumbrances, and order and pay for repairs on the Collateral, and to do the same for and in the name of any Borrower, with all amounts expended by Lender for those purposes to be Advances of Floor Plan Credit with Interest to accrue thereon and repayable to Lender and secured by the Collateral, as stated in Loan Agreement, from date of expenditure until paid in full. Notwithstanding the foregoing, the powers granted to Lender in this Section 4.9 shall only be exercised by Lender after and during the continuation of a Default past any applicable cure period or the existence of an Event of Default.
4.10 Documents of Title. Borrowers shall maintain, subject to the terms of this Agreement, all original Documents of Title for each Inventory item acquired by any Borrower and shall make the same available to Lender for inspection and shall provide photocopies thereof to Lender. Each Borrower shall provide written notice to Lender if such Borrower obtains a duplicate of any Document of Title for any Inventory Item.
ARTICLE V
EVENTS OF DEFAULT; GENERAL AUTHORITY; REMEDIES
5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (“Events of Default”, and each an “Event of Default”) under this Agreement:
     a. the material failure by any Borrower to comply with any covenant, restriction or agreement contained in this Agreement unless the failure to perform is capable of remedy and is remedied within thirty (30) days after the earlier to occur of (aa) Lender giving written notice thereof to Borrowers, or (bb) any Borrower becoming aware of such failure to comply;
     b. the continuance of any Default past any applicable cure period or the occurrence of any Event of Default on the part of any Borrower (including specifically, but without limitation, default due to non-payment) under the terms of the Loan Agreement or any other Credit Document;
     c. the Borrowers, taken as a whole, become insolvent or generally do not pay their debts as they become due, or if a petition for relief in a bankruptcy court is filed by any Borrower, or if any Borrower applies for, consents to, or acquiesces in the appointment of a trustee, custodian, or receiver for any Borrower or any of its assets and property, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent, or acquiescence, if a trustee, custodian, or receiver is appointed for any Borrower or for a substantial part of the assets and property of the Borrowers and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted against any Borrower and is consented to or acquiesced in by any Borrower or remains unresolved for sixty (60) days; or any Borrower takes any action to authorize any of the actions described in this section; or

     d. any representation, warranty, certification or statement made or deemed made by any Borrower in any Credit Document or in any certificate, financial statement or other document delivered pursuant to any Credit Document, shall prove to have been incorrect in any material respect when made or deemed made, unless the circumstances giving rise to the misrepresentation are capable of remedy and are remedied within thirty (30) days of the earlier to occur of (aa) Lender giving written notice thereof to Borrowers or (bb) any Borrower becoming aware of the misrepresentation;
     e. the material failure by any Borrower to comply with any covenant, restriction or agreement contained in this Agreement or any other Credit Document (other than those referred to in Section 7.01(a) of the Loan Agreement), unless the failure to perform is capable of remedy and is remedied within thirty (30) days after the earlier to occur of (aa) Lender giving written notice thereof to Borrowers or (bb) any Borrower becoming aware of the failure to comply, and provided further that the violation of any financial covenant of Section 6.04 (Financial Covenants) of the Loan Agreement by Borrowers is remedied on or before the last day of the month following the month of the occurrence of the earlier of (aa) Lender giving written notice of such violation to Borrowers or (bb) any Borrower becoming aware of such violation;
     f. the occurrence and continuance of any default or event of default on the part of any Borrower (including specifically, but without limitation, defaults due to non-payment) under the terms of any agreement, document or instrument pursuant to which any Borrower has incurred any Indebtedness in excess of Five Hundred Thousand Dollars ($500,000.00) (or its equivalent in any other currency or currencies) which default or event of default has passed applicable cure periods and would permit acceleration of such Indebtedness;
     g. the value of the assets of Borrowers taken as a whole is less than their liabilities (taking into account contingent and prospective liabilities);
     h. any corporate action, legal proceedings or other procedure or step is taken in relation to:
          (A) the suspension of payments, a moratorium of any indebtedness, winding-up (save where such proceedings, procedure or step are frivolous or vexatious and are discharged or otherwise withdrawn within thirty (30) days of commencement), dissolution (save where such proceedings, procedures or steps is frivolous or vexatious and is discharged or otherwise withdrawn within thirty (30) days of commencement), administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Borrower; provided, however, that the foregoing shall not prohibit one Borrower from merging with another Borrower if Lender shall have been given thirty (30) days prior notice of such merger;
          (B) a composition, assignment or arrangement with the creditors (or any class thereof) of any Borrower;
          (C) an order for the winding up, administration or dissolution is made in relation to any Borrower;
          (D) the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any Borrower or any of its assets;
          (E) the shareholders, directors or other officers of any Borrower request the appointment of, or give notice of their intention to appoint, a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer; or
          (F) enforcement of any Lien over all or any material part of the assets of any Borrower, or any analogous procedure or step is taken in any jurisdiction; or
     i. any expropriation, attachment, sequestration, distress or execution affects any asset or assets of any Borrower and is not discharged within 21 days; or
     j. the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of any Borrower in an involuntary bankruptcy or insolvency proceeding or any other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of any Borrower or for any substantial part of its property, or ordering the wind-up or liquidation of its affairs, or the filing and pendency for thirty (30) days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or other similar law.
5.2 General Authority. Each Borrower hereby irrevocably appoints Lender and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of each such Borrower or its own name, for the sole use and benefit of Lender, but at each Borrower’s expense, at any time during the continuance of a Default past any applicable cure period or the existence of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and, without limiting the foregoing, each Borrower hereby gives Lender the power and right on its behalf, without notice to or further assent by each Borrower to do the following during the continuance of a Default past any applicable cure period or the existence of an Event of Default:
          (i) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments taken or received by each Borrower as, or in connection with, the Collateral;
          (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Collateral;
          (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;
          (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof, as fully and effectually as if Lender were the absolute owner thereof; and
          (v) to do, at its option, but at the expense of Borrowers, at any time or from time to time, all acts and things which Lender deems necessary to protect or preserve the Collateral and to realize upon the Collateral.
5.3 Rights and Remedies. If a Default shall continue past any applicable cure period or an Event of Default shall exist, Lender shall be entitled to exercise in a commercially reasonable manner in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the UCC, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which Borrowers agree to be commercially reasonable:
          (a) To notify any or all obligors as to any Collateral of the Lien and security interest in favor of Lender created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to Lender or to an account designated by Lender; and in such instance and from and after such notice, all amounts and proceeds received by any Borrower in respect of any Collateral shall be received in trust for the benefit of Lender hereunder, shall be segregated from the other funds of Borrowers and shall be forthwith deposited into such account or paid over or delivered to Lender in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein;
          (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of Borrowers, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Borrower concerning Collateral; to verify with contract parties the validity, amount or any other matter relating to any Collateral, in its own name or in the name of any Borrower; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Collateral; to settle, compromise or release in whole or in part any amounts owing on Collateral; and to extend the time of payment of any and all amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as Borrowers might have done;
          (c) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to Borrowers and with or without disclosing that such Collateral is subject to the Lien and security interest created hereunder;
          (d) To require Borrowers to, and Borrowers hereby agree that they will at their expense and upon request of Lender forthwith, assemble all or any part of the Collateral as directed by Lender and make it available to Lender at a place designated by Lender;
          (e) To enter and remain upon the premises of Borrowers and take possession of all or any part of the Collateral, with or without prior notice or judicial process; to use the materials, services, books and records of Borrowers for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of Lender or any designated agent for such time as Lender may desire, in order to effectively collect or liquidate the Collateral; and
          (f) To sell, resell, assign and deliver, in its sole discretion, in accordance with the UCC or other applicable law, all or any of the Collateral, in one or more parcels, at public or private sale, at any of Lender’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem satisfactory. If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. In no event shall Borrowers be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by Lender. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Borrowers, and each Borrower hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require Lender to marshal any assets in favor of Borrowers or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Borrower, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, Lender shall give the applicable Borrower at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Borrower agrees is commercially reasonable. Lender shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, Lender may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.
          (g) For the avoidance of doubt, Lender shall have no obligation to seek to realize on all or any part of the Collateral. If a Default shall continue past any applicable cure period or an Event of Default shall exist, Lender shall be entitled to take possession of any or all Documents of Title for any one or more items of Inventory without taking possession of or seeking to realize upon such items of Inventory to which such Documents of Title pertain. If Lender shall seek to realize on the Collateral and the proceeds realized from disposition thereof shall fail to satisfy all of the Obligations to Lender, Borrowers shall forthwith pay any deficiency balance to Lender, which amount shall bear interest from the date when due until paid in full at the Default Rate.
          (h) No failure on the part of Lender to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Default or Event of Default and no waiver of any Default or Event of Default hereunder will be deemed to be a waiver of any subsequent Default or Event of Default.
5.4 Application of Proceeds.
          (a) All proceeds collected by Lender upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by Lender hereunder, shall be applied as follows:
               (i) first, to payment of the expenses of such sale or other realization, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances incurred or made by Lender, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Collateral, and any other unreimbursed expenses for which Lender is to be reimbursed pursuant to Section 6.1 (Indemnity and Expenses);
               (ii) second, after payment in full of the amounts specified in clause (i) above, to payment of the Secured Obligations; and
               (iii) finally, after payment in full of the amounts specified in clauses (i) and (ii) above, any surplus then remaining shall be paid to Borrowers, or any of them, or their successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
          (b) Borrowers shall remain liable to the extent of any deficiency between the amount of all proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement. Upon any sale of any Collateral hereunder by Lender (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Lender or such officer or be answerable in any way for the misapplication thereof.
5.5 Collateral Accounts. Upon any Default continuing past any applicable cure period or upon any Event of Default, Lender shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash proceeds of the Collateral. Such proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. Lender shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by Lender. Upon any Default continuing past any applicable cure period or upon any Event of Default, Lender shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 5.4 (Application of Proceeds).
5.6 Waivers. Each Borrower, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect, or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to Lender, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require Lender to marshal any Collateral or other assets in favor of any Borrower or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted, to the extent the same may be lawfully waived, to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).
5.7 Borrowers’ Claims Against Sellers. No Borrower shall assert against Lender any claim or defense any Borrower may have against any Seller, whether for breach of warranty, misrepresentation, failure to ship, lack of authority, or otherwise, including without limitation claims or defenses based upon charge backs, credit memos, rebates, price protection payments or returns. Any such claims or defenses or other claims or defenses any Borrower might have against a Seller shall not affect such Borrower’s liabilities or obligations to Lender.
ARTICLE VI
MISCELLANEOUS
6.1 Indemnity and Expenses. Borrowers jointly and severally agree:
          (a) To indemnify and hold harmless Lender and each of its respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and
          (b) To pay and reimburse Lender upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that Lender may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under Article V) or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Borrower to perform or observe any of the provisions hereof, including, without limitation, reasonable attorneys’ fees, legal expenses and reasonable costs of collection, seizure of Collateral, preservation of Collateral, and disposition of Collateral in endeavoring to enforce the terms, conditions or provisions of this Agreement and/or collect amounts owing Lender in accordance with this Agreement, the workout thereof, and representation of Lender in any proceeding for the seizure of a Vessel or any insolvency proceeding or case under any Bankruptcy Code or any similar bankruptcy, insolvency, or receivership laws of any other jurisdiction. The provisions of this Section 6.1 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments under the Loan Agreement and the termination of this Agreement or any other Credit Document.
6.2 No Waiver. Lender’s failure at any time or times hereafter to require strict performance by any Borrower of any of the provisions of this Agreement shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance therewith and with respect to any other provision of this Agreement, and any waiver of any Default or Event of Default shall not waive or affect any other Default or Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the provisions of this Agreement shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees except by an instrument in writing signed by an officer of Lender and directed to Borrowers specifying such waiver.
6.3 Remedies Cumulative. Each right, power and remedy of Lender provided for in this Agreement, in any other Credit Document or in any of the other instruments or agreements evidencing or securing the Obligations or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Agreement, in any other Credit Document or in any such other instrument or agreement now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lender of all such other rights, powers or remedies, and no failure or delay on the part of Lender to exercise any such right, power or remedy shall operate as a waiver thereof.
6.4 Pre-Filing and Filing of Financing Statements. By execution of this Agreement, Borrowers (a) expressly authorize Lender to prepare and file or cause to be filed such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) as Lender may deem reasonably necessary to perfect the security interests and liens granted herein and (b) hereby ratify and confirm that Lender was and is authorized to file all such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) prior to the execution and delivery of this Agreement, and hereby ratifies any such filings.
6.5 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until all of the Secured Obligations have been paid and finally discharged in full, (ii) be binding upon and enforceable against each Borrower and its successors and assigns (provided, however, that no Borrower may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of Lender) and (iii) inure to the benefit of and be enforceable by Lender and its successors and assigns. Upon any sale or other disposition by any Borrower of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Loan Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and at such time as all the Secured Obligations have been paid and finally discharged in full, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, Lender, at the request and expense of the applicable Borrower, will execute and deliver to Borrowers such documents and instruments evidencing such release or termination as Borrowers may reasonably request and will assign, transfer and deliver to Borrowers, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of Lender (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).
6.6 Notice. Except as otherwise provided herein, notice to Borrowers or to Lender shall be given or delivered in the manner set forth in Section 8.04 (Notices) of the Loan Agreement.

6.7 Governing Law; Consent to Jurisdiction, Venue.
     (a) This Agreement and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of Maryland, USA, (excluding the laws applicable to conflicts or choice of law), except to the extent that the federal law of the United States may preempt state law, and except to the extent issues of lien perfection may be governed by the law of other jurisdictions. Each Borrower acknowledges and warrants that this Agreement and the other Credit Documents are to be treated for all purposes, including choice of law purposes, as though it was executed and delivered within the geographic boundaries of the State of Maryland, even if it was, in fact, executed and delivered elsewhere. It is the express intention of Lender and each Borrower that the laws of the State of Maryland (but not its conflict of laws and choice of law rules) apply to the entirety of the transactions evidenced by the Credit Documents except to the extent that federal law may preempt state law and except to the extent issues of lien perfection may be governed by the law of other jurisdictions.
     (b) Each Borrower hereby agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement may be brought in any appropriate court in the State of Maryland or in any other federal or state court having jurisdiction over the subject matter, all at the sole election of Lender, and by the execution of this Agreement each Borrower irrevocably consents to the jurisdiction of each such court. Each Borrower hereby irrevocably appoints CSC, with a mailing address at 2711 Centreville Road, #400, Wilmington, Delaware 19808, as its agent to accept service of process for it and on its behalf in any proceeding brought pursuant to the provisions of this Section. Service upon the said agent for each Borrower shall be of the same force and validity as if served personally on each Borrower itself. Service of process may be made on each Borrower by mailing a copy of the summons and complaint or other initial pleadings to such agent by registered or certified mail, return receipt requested, at the address listed for Obligors in Section 8.04 (Notices) of the Loan Agreement.
     (c) Nothing in this Section 6.7 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect any right that Lender may otherwise have to bring an action or proceeding relating to this Agreement or the other Credit Documents against each Borrower or its properties in the courts of any jurisdiction.
     (d) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any Maryland state or federal court. Each Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (e) To the extent that each Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), each Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Credit Documents. Each Borrower further waives, to the extent permitted by law, any bond or surety upon such bond which might be required of Lender.

6.8 WAIVER OF TRIAL BY JURY, Waiver of Exemplary or Punitive Damages.
     a. EACH BORROWER AND LENDER HEREBY DO IRREVOCABLY AND UNCONDITIONALLY TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT, THE FLOOR PLAN CREDIT, OR ANY OTHER CREDIT DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS.
     b. Each Borrower does further agree that it shall not have a remedy of exemplary or punitive damages against Lender in any dispute, controversy, litigation proceeding or arbitration, and does waive any such remedy or claim to exemplary or punitive damages it now has or which may arise in the future in any such dispute or controversy with Lender.
6.9 Waivers Knowingly Made, Obligors Represented by Counsel. Each Borrower acknowledges and stipulates that the waivers granted in this Agreement are made knowingly, voluntarily and intentionally and after full consultation with counsel of its choice and constitute a material inducement for Lender to extend the Floor Plan Credit. Each Borrower certifies that no representative, agent or attorney of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce the waivers stated in this Agreement. Each Borrower and Lender further agree that a copy of this Agreement may be filed with any court as written evidence of its knowing, voluntary and bargained-for agreement between and among the parties hereto with respect to such waiver.
6.10 Survival. All representations and warranties of each Borrower and all obligations of each Borrower contained herein shall survive the execution and delivery of this Agreement and each Notice of Borrowing and each Advance of Floor Plan Credit.
6.11 Singular or Plural; Joint and Several Obligation. All references to singular shall also mean plural, masculine shall also mean feminine, and all singular pronouns shall include all signatories hereunder except for Lender. The Secured Obligations of Borrowers under this Agreement are joint and several. Each Borrower shall be jointly and severally liable for all the Secured Obligations of all Borrowers under this Agreement. Without limiting the generality of the foregoing, (i) whenever this Agreement imposes a Secured Obligation on the Borrowers, the entire Secured Obligation shall be imposed on each Borrower; (ii) whenever the Borrowers make a grant, agreement, covenant, representation, or warranty in this Agreement, such grant, agreement, covenant, representation, or warranty shall be deemed made by each Borrower; (iii) whenever this Agreement provides that the Lender shall have a right or remedy against the Borrowers, the Lender shall have such right or remedy against each Borrower; (iv) the occurrence of a Default or Event of Default as to any Borrower or the failure of any Borrower to comply with any provision of this Agreement shall be considered to be a Default or Event of Default or failure to comply by all Borrowers; and (v) in the event of any ambiguity or question whether, in any instance, the term “Borrowers” refers to each Borrower, the ambiguity or question shall be resolved in favor of the Lender.
6.12 Independent and Unconditional Obligations. Lender may compromise or release the obligations of any one or more of the Borrowers without thereby compromising or releasing the obligations of any other Borrower. Lender may release any portion or all the Collateral for the obligations of the Borrowers hereunder, or any of them, without thereby releasing or discharging any other Borrower, in whole or in part, from their obligations under this Agreement or any other Credit Document. Lender may extend the term of this Agreement or any of the Credit Documents or extend new credit to any Borrower without thereby extending or renewing or compromising or releasing the obligations of any other Borrower. Any payment received by the Lender from any one or more of the Borrowers for or on account of this Agreement may be applied by the Lender to any of the Obligations in whatever order and manner the Lender elects.
6.13 Severability. In the event that any provision of this Agreement is found to be illegal, invalid or unenforceable, it shall be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions of this Agreement.
6.14 Integration; Merger. This Agreement constitutes a complete, final and exclusive agreement between each Borrower and Lender concerning the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matters. All prior negotiations concerning this Agreement have been merged into this Agreement. Neither this Agreement, nor any term, condition, covenant, or agreement hereof, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.
6.15 Counterparts; Headings. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The headings used in this Agreement are for convenience and reference only, and not intended in any way to define or describe the scope or intent of any provision of this Agreement.
6.16 Assignment No Borrower may assign its rights and obligations under this Agreement without the prior written consent of Lender. All rights of Lender shall inure to the benefit of its successors and assigns, and all obligations of each Borrower shall bind the permitted successors and assigns of such Borrower.
6.17 Conflict of Terms. The terms of this Agreement and the terms of the Loan Agreement shall be construed and interpreted to the full extent possible to give effect to all such terms. In the event of any conflict between the terms of this Agreement and the Loan Agreement, the terms of the Loan Agreement shall control.
6.18 Waivers. In the event Lender seeks to take possession of any or all of each Borrower’s properties or other assets by court process or other method available under the law after and during the continuance of a Default past any applicable cure period or the existence of an Event of Default, such Borrower irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Each Borrower expressly waives all defenses of suretyship or impairment of collateral.
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IN WITNESS WHEREOF, this Agreement has been executed under seal as of the day and year first above written by the duly authorized officers of the parties hereto.

BORROWERS:
WITNESS/ATTEST	MARINEMAX, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	MARINEMAX EAST, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	MARINEMAX SERVICES, INC.,
a Delaware corporation

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST	MARINEMAX NORTHEAST, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	BOATING GEAR CENTER, LLC,
a Delaware limited liability company

	By:	MARINEMAX EAST, INC.,
its sole member

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	US LIQUIDATORS, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP

WITNESS/ATTEST:	NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company

/s/ Kurt Frahn	By:	/s/ Michael H. McLamb	(SEAL)

Kurt Frahn	Print Name:	Michael H. McLamb
	Title:	EVP
ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

LENDER:

WITNESS/ATTEST:	CGI FINANCE, INC.,
a Delaware corporation

/s/ John Wright	By:	/s/ Herve Bonnet	(SEAL)

John Wright	Print Name:	Herve Bonnet
	Title:	President and CEO

SCHEDULE I
BORROWER INFORMATION
MarineMax, Inc.
Federal Tax ID no.: 59-3496957
Organizational ID no.: 2849981 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764
MarineMax East, Inc.
Federal Tax ID no.: 94-3382331
Organizational ID no.: 3332179 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764
MarineMax Services, Inc.
Federal Tax ID no.: 74-2979572
Organizational ID no.: 3331764 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764
MarineMax Northeast, LLC
Federal Tax ID no.: 26-0668571
Organizational ID no.: 4402087 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764
Boating Gear Center, LLC
Federal Tax ID no.: 20-2113374
Organizational ID no.: 3908460 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764

US Liquidators, LLC
Federal Tax ID no.: 20-5817473
Organizational ID no.: 4242668 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764
Newcoast Financial Services, LLC
Federal Tax ID no.: 59-3529057
Organizational ID no.: 2920730 8100
Chief Executive Office Address:
18167 US Highway 19 North, Suite 300
Clearwater, Florida 33764

SCHEDULE II
JURISDICTIONS FOR UCC FILINGS
Legal Name: MarineMax, Inc.
Filing Location: Delaware
Legal Name: MarineMax East, Inc.
Filing Location: Delaware
Legal Name: MarineMax Services, Inc.
Filing Location: Delaware
Legal Name: MarineMax Northeast, LLC
Filing Location: Delaware
Legal Name: Boating Gear Center, LLC
Filing Location: Delaware
Legal Name: US Liquidators, LLC
Filing Location: Delaware
Legal Name: Newcoast Financial Services, LLC
Filing Location: Delaware

EXHIBIT A
LIMITED POWER OF ATTORNEY